                                                                    Exhibit 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a

                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2) [x]
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                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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   180 East Fifth Street
    St. Paul, Minnesota                                    55101
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(Address of principal executive offices)                 (Zip Code)
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                               Richard H. Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0721
            (Name, address and telephone number of agent for service)

                             SONIC AUTOMOTIVE, INC.

             (Exact name of registrant as specified in it's charter)
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    Delaware                                     56-2010790
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
  incorporation or organization)
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   5401 East Independence Boulevard
        P.O. Box 18747
   Charlotte, North Carolina                               28212
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(Address of Principal Executive Offices)                 (Zip Code)
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              5 1/4% Convertible Senior Subordinated Notes Due 2009
                       (Title of the Indenture Securities)


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Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                               Comptroller of the Currency
                               Washington, D.C.

              b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15  Items 3-15 are not applicable because to the best of the
            Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.  A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.  A copy of the existing bylaws of the Trustee.*

            5.  A copy of each Indenture referred to in Item 4.  Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

           *  Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 3rd day of May, 2002.

                                     U.S. BANK NATIONAL ASSOCIATION

                                     By: /s/ Richard H. Prokosch
                                        ---------------------------
                                        Richard H. Prokosch
                                        Vice President


By: /s/ Julie Eddington
   ----------------------
   Julie Eddington
   Assistant Vice President

                                    Exhibit 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  May 3, 2002


                                U.S. BANK NATIONAL ASSOCIATION


                                By:  /s/ Richard H. Prokosch
                                    ----------------------------
                                    Richard H. Prokosch
                                    Vice President


By: /s/ Julie Eddington
    ----------------------
Julie Eddington
Assistant Vice President

                                    Exhibit 7

                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2001
                                    ($000's)

Assets
     Cash and Due From Depository Institutions                            $9,775,116
     Federal Reserve Stock                                                         0
     Securities                                                           26,316,516
     Federal Funds                                                         1,261,731
     Loans & Lease Financing Receivables                                 109,012,892
     Fixed Assets                                                          1,414,464
     Intangible Assets                                                     8,158,687
     Other Assets                                                          6,637,699
          Total Assets                                                  $162,577,105

Liabilities

     Deposits                                                           $104,077,584
     Fed Funds                                                             4,365,180
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     313,719
     Other Borrowed Money                                                 25,030,765
     Acceptances                                                             201,492
     Subordinated Notes and Debentures                                     5,348,437
     Other Liabilities                                                     3,894,231
          Total Liabilities                                             $143,231,408

Equity

     Minority Interest in Subsidiaries                                      $981,870
     Common and Preferred Stock                                               18,200
     Surplus                                                              12,068,893
     Undivided Profits                                                     6,276,734
          Total Equity Capital                                           $19,345,697


Total Liabilities and Equity Capital                                    $162,577,105


To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Richard H. Prokosch
    ------------------------
    Richard H. Prokosch
    Vice President

Date:  May 3, 2002